CONFORMED COPY


               FORM OF BORROWER PLEDGE AGREEMENT


     THIS PLEDGE AGREEMENT (as such agreement may be amended, supplemented or otherwise modified from time to time, this "Agreement"), dated as of July 29, 1994, is made by ANNTAYLOR, INC. a Delaware corporation, with its principal place of business located at 142 West 57th Street, New York, New York 10019 (the "Borrower"), in favor of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, with an office located at 1455 Market Street, San Francisco, California 94103, in its capacity as Agent under the Credit Agreement (as defined below) (the "Agent").

                        R E C I T A L S:

     The Borrower, the Agent, BA Securities, Inc., Bank of America National Trust and Savings Association and Fleet Bank, National Association, as Co-Agents and certain financial institutions currently and in the future to be parties to the Credit Agreement (such financial institutions being collectively the "Lenders") have entered into a certain Credit Agreement dated as of July 29, 1994 (as such agreement may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; the capitalized terms not otherwise defined herein are being used herein as defined in the Credit Agreement), which provides (i) for the Lenders to make the Loans and the Issuing Bank to issue the Letters of Credit and (ii) that as a condition precedent to the making of the Loans and the issuance of the Letters of Credit, that the Borrower enter into this Agreement to secure its obligations to the Agent under the Credit Agreement.

     The Borrower is the legal and beneficial owner of the shares of capital stock described in Schedule I hereto (the "Pledged Shares") and issued by the Persons listed on such schedule as amended from time to time (the "Pledged Companies") which Pledged Shares constitute all of the capital stock of such Pledged Companies owned by the Borrower.

     NOW, THEREFORE, in consideration of the above premises and in order to induce the Lenders to make the Loans and the Issuing Bank to issue the Letters of Credit under the Credit Agreement, the Borrower hereby agrees with the Agent for its benefit, and for the benefit of the Lenders and the Issuing Bank as follows:

     Section 1. Grant of Security. To secure the prompt and complete payment, observance and performance when due (whether at the stated maturity, by acceleration or otherwise) of all the Obligations (as defined in the Credit Agreement) and all other obligations of the Borrower under the Credit Agreement, the Borrower hereby assigns and pledges to the Agent, and hereby grants to the Agent, for its benefit and the benefit of the Lenders and the Issuing Bank, a security interest in, all of the Borrower's right, title and interest in and to the following, whether now owned or existing or hereafter arising or acquired (collectively, the "Pledged Collateral"):

          (a)  all of the Pledged Shares;

          (b) all additional shares of stock of the Pledged Companies from time to time acquired by the Borrower in any manner and any other securities, options or rights received by the Borrower pursuant to any reclassification, reorganization, increase or reduction of capital or stock dividend or in substitution of or in exchange for any of the Pledged Shares so that all of the issued and outstanding capital stock of the Pledged Companies owned by the Borrower will continue to be pledged to the Agent;

          (c) all shares of capital stock owned by the Borrower in any Persons hereinafter created or acquired;

          (d) the certificates representing the shares referred to in clauses (a), (b) and (c) above; and

          (e) all dividends, cash, instruments and other property and proceeds, from time to time received, receivable or otherwise distributed or distributable in respect of or in exchange for any or all of the shares referred to in clauses (a), (b) and (c) above.

     Section 2. Delivery of Pledged Collateral. All certificates or instruments representing or evidencing the Pledged Collateral are simultaneously herewith being delivered to the Agent to be held by or at the direction of the Agent pursuant hereto and are to be accompanied by duly executed instruments of transfer or assignment, undated and in blank, or will be delivered to the Agent upon delivery of a Pledge Agreement Supplement as provided in Section 4(c). The Agent shall have the right, at any time after the occurrence and during the continuance of an Event of Default in its discretion and without notice to the Borrower, to transfer to or to register in its name or any of its nominees any or all of the Pledged Collateral, subject only to the revocable rights specified in Section 5(a) of this Agreement and to applicable law. In addition, the Agent shall have the right at any time after the occurrence and during the continuance of an Event of Default to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

     Section 3. Representations and Warranties. The Borrower represents and warrants as follows:

          (a) The Pledged Shares issued by Subsidiaries of the Borrower (i) have been duly authorized and validly issued;
     (ii) are fully paid and non-assessable; and (iii) constitute all of the capital stock of the Subsidiaries owned by the Borrower. There are no existing options, warrants, calls or commitments of any character whatsoever relating to any of the Pledged Shares issued by Subsidiaries of the Borrower.

          (b) The Borrower is the sole record and beneficial owner of the Pledged Collateral free and clear of any Lien except for the Lien created by this Agreement.

          (c) The pledge of the Pledged Shares pursuant to this Agreement will create a valid and perfected first priority security interest in the Pledged Collateral, securing the payment of the Obligations.

          (d) No consent, authorization, approval, or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required for the exercise by the Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally).

          (e) There exist no voting restrictions on any of the Pledged Shares issued by Subsidiaries of the Borrower.

     The representations and warranties set forth in this
Section 3 shall survive the execution and delivery of this Agreement.

     Section 4.  Further Assurances; Supplements.

          (a) The Borrower agrees that at any time and from time to time, at the expense of the Borrower, the Borrower will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

          (b) The Borrower will defend the title to the Pledged Collateral and the Liens of the Agent thereon against the claim of any Person and, subject to Section 15 of this Agreement, will maintain and preserve such Liens until payment in full in cash of the Obligations and the termination of the Commitments under the Credit Agreement.

          (c) (i) The Borrower will, upon obtaining any additional shares or securities of the Pledged Companies, pledge such additional shares or securities so that at all times the Pledged Shares shall constitute all of the Borrower's ownership of the capital stock of the Pledged Companies and promptly (and in any event within ten Business Days) deliver to the Agent a Pledge Agreement Supplement, duly executed by the Borrower, in substantially the form of
          Schedule II hereto (a "Pledge Agreement Supplement"), identifying the additional shares which are pledged pursuant to Section 1(b) of this Agreement.

               (ii) The Borrower will, upon receiving any shares of capital stock of any Persons, pledge the shares or securities of such Persons so that at all times the Pledged Shares shall constitute all of the Borrower's ownership of the capital stock in such Persons and promptly (and in any event within 10 Business Days) deliver to the Agent a Pledge Agreement Supplement, duly executed by the Borrower, in substantially the form of Schedule II hereto (a "Pledge Agreement Supplement") identifying such Persons, and shares of capital stock of such Persons which are pledged pursuant to Section 1(c) of this Agreement.

          (d) The Borrower hereby authorizes the Agent to attach each Pledge Agreement Supplement to this Pledge Agreement and agrees that all shares listed on any Pledge Agreement Supplement delivered to the Agent shall for all purposes hereunder constitute Pledged Collateral.

     Section 5.  Voting Rights; Dividends; Etc.

          (a) So as long as no Event of Default shall have occurred and be continuing (and, in the case of Section 5(b)(i) below, until written notice from the Agent to the Borrower which notice shall not be required should an Event of Default occur under Sections 10.01(f) or (g) of the Credit Agreement):

               (i) The Borrower shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement.

               (ii) The Borrower shall be entitled to receive and retain any and all dividends and other distributions paid in respect of the Pledged Collateral.

          (b) Upon the occurrence and during the continuation of an Event of Default:

               (i) All rights of the Borrower to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 5(a)(i) above shall cease upon written notice from the Agent to the Borrower, and all such rights shall thereupon become vested in the Agent who shall thereupon have the sole right to exercise such voting and other consensual rights.

               (ii) All rights of the Borrower to receive the dividends which it would otherwise be authorized to receive and retain pursuant to Section 5(a)(ii) above shall cease, and all such rights shall thereupon become vested in the Agent who shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends.

               (iii) All dividends which are received by the Borrower contrary to the provisions of paragraph (ii) of this Section 5(b) shall be received in trust for the benefit of the Agent, shall be segregated from other funds of the Borrower and shall be forthwith paid over to the Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

          (c) In order to permit the Agent to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 5(b)(i) above, and to receive all dividends and distributions which it may be entitled to receive under Section 5(b)(ii) above, the Borrower shall, if necessary, upon written notice of the Agent, from time to time execute and deliver to the Agent appropriate proxies, dividend payment orders and other instruments as the Agent may reasonably request.

     Section 6.  Transfers and Other Liens; Additional Shares.

          (a) The Borrower agrees that except as permitted by the Credit Agreement it will not (i) sell, assign or transfer or otherwise dispose of any of the Pledged Collateral, or (ii) grant any option or warrant with respect to, any of the Pledged Collateral issued by Subsidiaries of the Borrower or (iii) create or permit to exist any Lien, security interest, or other charge or encumbrance upon or with respect to any of the Pledged Collateral, except for the Lien in favor of the Agent under this Agreement.

          (b) The Borrower agrees that it will cause the Subsidiaries not to issue any stock or other securities in addition to or in substitution for the Pledged Collateral except to the Borrower.

     Section 7. Agent Appointed Attorney-in-Fact. The Borrower hereby irrevocably constitutes and appoints the Agent as the Borrower's true and lawful attorney-in-fact, with full authority in the place and stead of the Borrower and in the name of the Borrower or otherwise, from time to time upon the occurrence and during the continuation of any Event of Default, in the Agent's discretion for the purpose of carrying out the terms of this Agreement to take any action and to execute any document or instrument which the Agent may deem necessary or advisable, including, without limitation, to receive, endorse and collect all instruments made payable to the Borrower representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same.

     Section 8. Agent May Perform. If the Borrower fails to perform any agreement contained herein, the Agent may, but shall not be obligated to, after notice to the Borrower itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall constitute Obligations hereunder.

     Section 9. Reasonable Care. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Agent accords its own property, it being understood that the Agent shall not have responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Agent has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

     Section 10. Remedies upon Default. If any Event of Default shall have occurred and be continuing:

          (a) (i) The Agent may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party in default under the Uniform Commercial Code and the Agent may also, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at a public or private sale, at any exchange, broker's board or at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable.

               (ii) The Borrower agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Borrower hereby waives any claims against the Agent arising by reason of the fact that the price at which any Pledged Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Agent accepts the first offer received and does not offer such Pledged Collateral to more than one offeree.

          (b) If, at any time when Agent in its sole discretion determines, following the occurrence and during the continuation of an Event of Default, that, in connection with any actual or contemplated exercise of its rights to sell the whole or any part of the Pledged Collateral issued by Subsidiaries of the Borrower hereunder, it is necessary or advisable to effect a public registration of all or part of the Pledged Collateral issued by Subsidiaries of the Borrower pursuant to the Securities Act, the Borrower shall, in an expeditious manner, cause each of the Subsidiaries to:

               (i)   prepare and file with the Commission a
          registration statement with respect to such Pledged Collateral and use its best efforts to cause such registration statement to become and remain effective;

               (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Act with respect to the sale or other disposition of such Pledged Collateral covered by such registration statement whenever the Agent shall desire to sell or otherwise dispose of such Pledged Collateral;

               (iii) furnish to the Agent such numbers of copies of a prospectus and a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the Agent may request in order to facilitate the public sale or other disposition of such Pledged Collateral by the Agent;

               (iv) use its best efforts to register or qualify such Pledged Collateral covered by such registration statement under such other securities or blue sky laws of such jurisdictions within the United States of America as the Agent shall request, and do such other reasonable acts and things as may be required of it to enable the Agent to consummate the public sale or other disposition in such jurisdictions of such Pledged Collateral by the Agent; and

               (v) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act.

          (c) The Borrower acknowledges the impossibility of ascertaining the amount of damages which would be suffered by the Agent and the Lenders by reason of the failure by the Borrower to perform any of the covenants contained in this
     Section 10 and, consequently, agrees that, if the Borrower shall fail to perform any of such covenants, the Agent shall be entitled to specific performance.

          (d) The Borrower acknowledges that notwithstanding the legal availability of a private sale or a sale subject to the restrictions described above in paragraph (a), the Agent may, in its discretion, elect to register any or all the Pledged Collateral under the Securities Act (or any applicable state securities law) in accordance with its rights hereunder. The Borrower, however, recognizes that the Agent may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof. The Borrower also acknowledges that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the registrant to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the Borrower would agree to do so.

          (e) If the Agent determines to exercise its right to sell any or all of the Pledged Collateral, upon written request, the Borrower shall, from time to time, furnish to the Agent all such information as the Agent may request in order to determine the number of shares and other instruments included in the Pledged Collateral which may be sold by the Agent as exempt transactions under the Act and rules of the Commission thereunder, as the same are from time to time in effect.

     Section 11. Decisions Relating to Exercise of Remedies. Notwithstanding anything in this Agreement to the contrary, the Agent may exercise, and at the request of the Requisite Lenders shall exercise or refrain from exercising, all rights and remedies hereunder and provided by law which remedies are cumulative and not exclusive.

     Section 12. Expenses. The Borrower shall upon written demand pay to the Agent the amount of any and all expenses, including the fees and disbursements of its counsel and of any experts and agents, as provided in Section 12.03 of the Credit Agreement.

     Section 13. Amendments, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Borrower herefrom shall in any event be effective unless the same shall be in writing and signed by the party to be charged therewith, and any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     Section 14. Notices. All notices and other communications provided for hereunder shall be given in the manner set forth in the Credit Agreement and to the address first above written or, as to each party, at such other address as may be designated by such party in a written notice to the other party.

     Section 15. Continuing Security Interest. This Agreement shall create a continuing first priority security interest in the Pledged Collateral, and shall (a) remain in full force and effect until payment in full (after the termination of the Commitments) of the Obligations; (b) continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by the obligee of the Obligations, all as though such payment or performance had not been made; (c) be binding upon the Borrower, its successors and assigns; and (d) inure, together with the rights and remedies of the Agent hereunder, to the benefit of the Lenders and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (d), any Lender may assign or otherwise transfer its rights and obligations with the Credit
Agreement to any other Person or entity, and such other Person or entity shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, all as provided in, and to the extent set forth in, the Credit
Agreement.  Upon the payment in full in
cash (after the termination of the Commitments) of the Obligations, the Borrower shall be entitled to the return, upon its request and at its expense, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof. Upon the sale by the Borrower of any Pledged Collateral permitted under the Credit Agreement (or any waiver thereof), the Borrower shall be entitled to the return, upon its request and at its expense, of such Pledged Collateral.

     Section 16. Severability. If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or effect those portions of this Agreement which are valid.

     Section 17.  Governing Law.  THIS AGREEMENT SHALL BE
GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE
LAW OF THE STATE OF NEW YORK.

     Section 18. Consent to Jurisdiction and Service of Process; Waiver of Jury Trial. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST THE BORROWER WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER ACCEPTS, FOR ITSELF IN AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY FINAL JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT FROM WHICH NO APPEAL HAS BEEN TAKEN OR IS AVAILABLE. THE BORROWER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ITS NOTICE ADDRESS SPECIFIED ON THE FIRST PAGE HEREOF, SUCH SERVICE TO BECOME EFFECTIVE TEN DAYS AFTER SUCH MAILING. EACH OF THE BORROWER AND, BY ACCEPTANCE HEREOF, THE AGENT AND THE LENDERS, IRREVOCABLY WAIVES (A) TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, AND (B) ANY OBJECTION (INCLUDING WITHOUT LIMITATION, ANY OBJECTION OF THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT IN ANY JURISDICTION SET FORTH ABOVE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

     IN WITNESS WHEREOF, the Borrower has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the day first above written.

                                   ANNTAYLOR, INC.


                                   By: /s/ Walter J. Parks
                                      --------------------------
                                   Name: Walter J. Parks
                                         -----------------------
                                   Title: VP - Finance
                                         -----------------------

Agreed and accepted to as of
the date first above written:

BANK OF AMERICA NATIONAL TRUST
  AND SAVINGS ASSOCIATION, as Agent


By:  /s/ Dietmar Schiel
     --------------------------
Name:    Dietmar Schiel
     --------------------------
Title:   Vice President
     --------------------------

                           SCHEDULE I
                               TO
                        PLEDGE AGREEMENT



     Attached to and forming a part of that Pledge Agreement dated as of July 29, 1994 by AnnTaylor, Inc. to BANK OF AMERICA
NATIONAL TRUST AND SAVINGS ASSOCIATION as Agent for the Banks party to the Credit Agreement.



                               Class           Stock       Number
Stock                           of          Certificate      of
Issuer                         Stock           No(s).       Shares
- - ------                         -----        ------------    ------

AnnTaylor Travel, Inc.        Common           1               1

AnnTaylor Funding, Inc.       Common           1             100

AnnTaylor Distribution
  Services, Inc.              Common           1               1

CAT US Inc.                   Common           1           2,000

CAT US Inc.                   Common          11           2,000
C.A.T. (Far East)
  Limited                     Common           5          30,000

C.A.T. (Far East)
  Limited                     Common           8          30,000

                          SCHEDULE II
                               TO
                        PLEDGE AGREEMENT

                  PLEDGE AGREEMENT SUPPLEMENT



     This Pledge Agreement Supplement, dated                ,
19 , is delivered pursuant to Section 4 of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Agreement Supplement may be attached to the Pledge Agreement, dated as of July 29, 1994 (the "Borrower Pledge Agreement", the terms defined therein and not otherwise defined herein being used as therein defined), made by the undersigned to Bank of America National Trust and Savings Association as Agent for the Lenders and the Issuing Bank party to the Credit Agreement, and that the shares listed on this Pledge Agreement Supplement shall be and become part of the Pledged Collateral referred to in the Borrower Pledge Agreement and shall secure all Obligations.

     The undersigned agrees that the securities listed below shall for all purposes constitute Pledged Collateral and shall be subject to the security interest created by the Borrower Pledge
Agreement.

     The undersigned further agrees that the Persons listed below shall for all purposes constitute Pledged Companies under the provisions of the Borrower Pledge Agreement.

     The undersigned hereby certifies that the representations and warranties set forth in Section 3 of the Borrower Pledge
Agreement are true and correct as to the Pledged Collateral listed herein on and as of the date hereof.

                                  ANNTAYLOR, INC.


                                  By:   ---------------------------
                                  Title: --------------------------


            CLASS            STOCK          NUMBER    SUBSIDIARY
STOCK         OF          CERTIFICATE         OF
ISSUER      STOCK            NO(S).         SHARES     YES OR NO
- - ------      ------        ------------      -------    ---------